Income Taxes - Schedule of Effective Income Tax Rate Reconciliation (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2012
Income Tax Disclosure [Abstract]
Computed "expected" tax expense (35%)	$ 55,754	$ 52,550	$ 41,004
Tax exempt interest income	(4,926)	(3,856)	(2,348)
State income taxes, net of federal benefit	5,615	5,303	4,680
Other	(2,096)	(99)	822
Income tax expense (benefit)	$ 54,347	$ 53,898	$ 44,158